Loans and borrowings	12 Months Ended
Dec. 31, 2025
Loans and borrowings
Loans and borrowings

Note 20. Loans and borrowings

Loans and borrowings	As of December 31,
in €‘000	2025	2024
Current portion of loans and borrowings
Bank loans and overdrafts	—	54
Lease liabilities (Note 15)	11,010	9,968
	11,010	10,022
Non - current portion of loans and borrowings
Lease liabilities (Note 15)	51,842	36,697
	51,842	36,697
Total	62,852	46,719

Senior Facilities Agreement:

As of December 31, 2025 and 2024, the Company had access to €220.0 million in revolving credit facilities (“RCF”) through a credit agreement, together with its amendments (the “Credit Agreement”), with no outstanding commitments under the RCF. The Company’s wholly-owned subsidiary, Sportradar Capital S.à r.l., is the borrower under the Credit Agreement and the obligations are guaranteed by other subsidiaries of the Company and secured by certain assets of the borrower and its subsidiaries.

For the unutilized RCF, a commitment fee of 0.825% is payable on 30% of the applicable margin for the RCF. The applicable margin for the RCF is 2.75% per annum and is determined based on the applicable senior secured net leverage ratio.

Pursuant to the Credit Agreement, the Company is also subject to certain covenants. The Company was in compliance with all covenants of the Credit Agreement as of December 31, 2025 and 2024, and expects to be in compliance with all covenants within 12 months after the reporting date.